UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2005

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5800 Armada Drive, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 602-3292

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Approval of Changes to Compensation of Executive Officers:

At a February 11, 2005 meeting, the Compensation Committee of the Company's Board of Directors approved the following actions related to the compensation of the Company's executive officers:

Commencing with the pay period starting after February 11, 2005, the annual base salaries for the following executive officers were adjusted to the following amounts: Ronald Walrod, President and CEO ($281,325), Dennis Valentine, CFO and VP Finance ($173,750), Joseph Martinez, Sr VP & General Counsel ($173,750), Scott Bloom, VP and General Manager of Research Division ($176,750) and John Ricardi, General Manager of Sensor Products Group ($163,750).

Bonuses were awarded to the following executive officers in the following amounts under the previously approved Balanced Scorecard Bonus Plan (previously filed as an exhibit to the Form 10-Q for the quarter ended September 30, 2004): Walrod ($15,000), Valentine ($10,200), Martinez ($10,200), Bloom ($6,920) and Ricardi ($11,200).

Options were granted under the Company's shareholder-approved 1999 Stock Option Plan to the following executive officers in the following amounts: Walrod (100,000 options), Valentine (50,000 options), Martinez (50,000 options), Bloom (50,000 options) and Ricardi (50,000 options). These options have an exercise price of $1.41 per share and vest in one-third increments per year starting on February 11, 2006. The 1999 Stock Option Plan is filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2003 and the option shares are registered under a Form S-8 Registration Statement. Form 4 Reports have also been filed for each of these option grants.

Amendment to Balanced Scorecard Bonus Plan:

At its February 11, 2005 meeting, the Compensation Committee also approved amendments to the Company's previously-adopted Balanced Scorecard Bonus Plan to be effective in 2005 to provide for the award of up to 12% of base salaries to the Company's executive officers, with the actual award based on the achievement of agreed-upon performance objectives. The other terms of the Balanced Scorecard Bonus Plan as adopted in 2004 remain unchanged, including the eligibility for bonuses of up to 10% of the base salaries for all exempt employees other than the executive officers. The specific performance objectives for the 2005 Balanced Scorecard Plan are to be established and approved by the Compensation Committee at the next Compensation Committee meeting. The Amended Balanced Scorecard Bonus Plan is attached as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Amended Balance Scorecard Bonus Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

February 17, 2005	By:	Joseph G. Martinez

Name: Joseph G. Martinez
Title: Sr. VP & General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amended Balanced Scorecard Bonus Plan